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                                                                    EXHIBIT 10.7


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 1998, is made by and between CORRECTIONAL MANAGEMENT SERVICES CORPORATION, a Tennessee corporation (together with its successors, the "Company"), and CFE, INC., a Delaware corporation (together with its successors and assigns, "CFE").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain fee letter, dated as of December 28, 1998, among the Company, Corrections Corporation of America and General Electric Capital Corporation, the Company has agreed to issue and sell to CFE the Warrants to purchase shares of its Common Stock (capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in Article I hereof); and

         WHEREAS, the Company and CFE deem it to be in their respective best interests to enter into this Agreement to provide certain rights to CFE in connection with the Warrants and the Stock;

         NOW, THEREFORE, to implement the foregoing and in consideration of the mutual terms, conditions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         Section 1.1 Defined Term. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement. The following terms shall have the following meanings:

         "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(l) promulgated under the Exchange Act), not affiliated with the Company for at least twelve months prior to December 31, 1998, of 25% or more of the outstanding securities of the Company, (ii) a sale or other disposition via a single transaction or series of transactions by the Company or any of its subsidiaries of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, (iii) the merger or consolidation of the Company with or into another entity, if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

         "Common Stock" means the Company's Class A Common Stock, $0.01 par value per share.



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         "Credit Agreement" means that certain Credit Agreement, dated as of the date hereof, among the Company, the other Persons signatory thereto as Credit Parties, the Persons signatory thereto as Lenders and General Electric Capital Corporation, as agent for Lenders, as such agreement may from time to time be amended, modified or supplemented in accordance with its terms.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect.

         "Initial Public Offering" means the closing of a firm commitment underwritten public offering of the Common Stock or any other class of the Company's Stock pursuant to an effective registration statement under the Securities Act.

         "Majority Holders" means on any date the holders of a majority of the Registrable Securities on such date.

         "Public Offering" means any primary or secondary public offering of the Common Stock or any other class of the Company's Stock pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         "Registrable Securities" shall mean (a) all shares of Common Stock issued or issuable upon the exercise of any Warrant and (b) any securities issued or issuable by the Company with respect to shares of Common Stock or other Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, merger, consolidation or other reorganization of the Company; provided, however, that as to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding. For the purposes of Article II hereof, the holder of any Warrant or other Stock referred to in clause (a) of the preceding sentence shall be deemed to be a holder of the Registrable Securities issuable upon exercise. exchange or conversion of such Warrant or other Stock, and such Registrable Securities shall be deemed to be issued and outstanding.

         "Registration Expenses" shall mean any and all expenses incident to the Company's performance of or compliance with Article II hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, listing fees, fees and disbursements of legal counsel for the Company, fees and disbursements of legal counsel for the holders of Registrable Securities, Blue Sky fees and expenses (including the reasonable fees and


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disbursements of underwriters' counsel in connection with Blue Sky qualifications and filings), fees and expenses of the transfer agent and registrar for the Registrable Securities and the fees and expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time.

         "SEC" means the United States Securities and Exchange Commission, and any successor agency or governmental body.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

         "Stock" means any capital stock of the Company or other securities convertible into or exchangeable therefor, including warrants, options or other rights to acquire capital stock or any interest therein.

         "Underwritten Offering" means any public offering of securities distributed by means of a firm commitment underwriting.

         "Warrants" means the Warrants, dated December 31, 1998, issued by the Company to CFE to purchase shares of Common Stock of the Company and any other warrants of like tenor issued in substitution or exchange for any thereof.

         Section 1.2 Other Definitional Provisions. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms, and words of the masculine gender shall mean and include correlative words of the feminine and neuter genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision. References herein to any Section or subsection are to the corresponding Section or subsection to this Agreement unless otherwise specified. Any headings preceding the texts of the several Sections and subsections of this Agreement are solely for convenience of reference and shall not constitute a part of this Agreement nor in any way define, limit or extend the scope or otherwise affect the meaning thereof.

                                   ARTICLE II.
                               REGISTRATION RIGHTS

         Section 2.1 Demand Registration Rights. (a) Subject to the terms and conditions set forth herein, at any time, and from time to time, after the earlier of (i) the date on which the Initial Public Offering has been declared effective by the SEC, (ii) December 31, 2001, (iii) a Change of Control of the Company and (iv) the Termination Date, the Majority Holders may request (such requesting holders are referred to herein as the "Requesting Holders") that the Company effect the registration under the Securities Act of all or part of such holders'


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Registrable Securities on Form S-1 or any similar long-form registration ("Long
Form Registration") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short Form Registration") (all Long Form Registrations and Short Form Registrations requested pursuant to this Section 2.1(a) are referred to herein as "Demand Registrations"). Each such request for registrations shall specify the approximate number of Registrable Securities requested to be registered, and may at the election of the Requesting Holders specify the intended method or methods of disposition thereof (which may include, without limitation, a "shelf" offering pursuant to Rule 415 under the Securities Act, or an Underwritten Offering). Within 10 days after receipt of such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities, and, subject to the provisions of Section 2.1(e) hereof, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided, however, that the Company shall not be obligated to file a registration statement relating to any Demand Registration under this Section 2.1(a) within a period of 180 days after the effective date of any registration statement filed by the Company with respect to which the holder of the Warrants (or shares of Common Stock issued upon exercise thereof) shall have been afforded the opportunity to register all of its Registrable Securities in accordance with the provisions of Section 2.2 hereof.

             (b) The holders of Registrable Securities will be entitled to request one Long Form Registration and two Short Form Registrations. Demand Registrations will be Short Form Registrations whenever the Company is permitted to use any applicable short form. Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short Form Registrations available for the sale of Registrable Securities. The Company will pay all Registration Expenses incurred in connection with any Demand Registration. A registration will not count as the permitted Long Form Registration unless and until it has become effective, and unless the Requesting Holders shall have been able to register and sell at least 75% of the Registrable Securities initially requested to be registered pursuant thereto; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.

             (c) A registration requested pursuant to this Section 2.1 will not be deemed to have been effected unless it has become effective under the Securities Act; provided that if after a registration has become so effective, the offering of Registrable Securities pursuant to such registration is terminated, suspended or interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

             (d) If the Requesting Holders so elect, the offering of Registrable Securities pursuant to any Demand Registration will be an Underwritten Offering. In the case of any Demand Registration which involves an Underwritten Offering, the Company shall have the right to select the investment banker (or investment bankers) that shall manage the offering (collectively. the "managing underwriter"), subject to the consent of the holders of a majority of the Registrable Securities being so registered which consent shall not be unreasonably withheld.


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             (e) Except with the prior written consent of the Requesting
Holders, the Company will include in a Demand Registration only (i) Registrable Securities, (ii) authorized but unissued or treasury shares of Common Stock which the Company desires to issue and sell ("Company Securities"), and (iii) other outstanding shares of Common Stock which the Company shall have been requested to register ("Other Securities"); provided that if a Demand Registration involves an Underwritten Offering and the managing underwriter advises the Company that, in its opinion, the number of securities proposed to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and will include in such registration: first, Registrable Securities requested to be so included by such holders, allocated pro rata among such holders based on the number of Registrable Securities with respect to which each such holder has requested registration; and second, Company Securities which the Company desires to include in such registration; and third, Other Securities requested to be included in such registrations, allocated pro rata among the holders thereof based on the number of such Other Securities with respect to which such holder has requested registration; until the aggregate number of securities included in such Demand Registration is equal to the number thereof that, in the opinion of such managing underwriter, can be sold without adversely affecting the marketability thereof.

         Section 2.2 Piggyback Registration Rights. (a) If the Company at any time proposes to register under the Securities Act any shares of its Common Stock now or hereafter authorized, other than a registration on Form S-4 or S-8 or any successor form and other than pursuant to a registration under Section
2.1 hereof, whether for sale for its own account or for the account of any other selling stockholder, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly, and in any event no later than 30 days (10 days if the registration is a Short Form Registration) before the initial filing with the SEC of a registration statement, of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation (i) whether or not such registration will be in connection with an underwritten offering of securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting, (ii) the price at which such securities are reasonably expected to be sold to the public, and
(iii) the amount of the underwriting discount reasonably expected to be incurred in connection therewith). Upon the written request of any such holder delivered to the Company within 20 days (10 days if the registration is a Short Form Registration) after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereon), the Company will (subject to the provisions of Section 2.2(c) hereof) include in such registration all of the Registrable Securities that the Company has been so requested to register; provided, however, that if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with such registration, the Company may at its election give written notice of such determination to each holder of Registrable Securities who made a request as hereinabove provided and thereupon the Company shall be relieved of its registration obligations (but not from its obligation to pay Registration Expenses in connection therewith). No registration


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effected under this Section. 2.2 shall relieve the Company of its obligation to effect Demand Registrations under Section 2.1 hereof.

             (b) The Registration Expenses incurred in connection with each registration of Registrable Securities requested pursuant to this Section 2.2 shall be paid by the Company.

             (c) If a registration of Other Securities pursuant to this Section
2.2 involves an Underwritten Offering and the managing underwriter advises the Company that, in its opinion, the number of securities proposed to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and will include in such registration: first, Other Securities requested to be so included by such holders, allocated pro rata among such holders based on the number of Other Securities with respect to which each such holder has requested registration; and second, Company Securities which the Company desires to include in such registration; and third, Registrable Securities requested to be included in such registrations, allocated pro rata among the holders thereof based on the number of such Registrable Securities with respect to which such holder has requested registration; until the aggregate number of securities included in such registration is equal to the number thereof that, in the opinion of such managing underwriter, can be sold without adversely affecting the marketability thereof.

             (d) If a registration of Company Securities pursuant to this
Section 2.2 involves an Underwritten Offering and the managing underwriter advises the Company that, in its opinion, the number of securities proposed to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and will include in such registration: first, Company Securities which the Company desires to include in such registration; and second, Registrable Securities and Other Securities requested to be included therein, allocated pro rata among the holders of such Registrable Securities or Other Securities, as the case may be, based on the number of Registrable Securities or Other Securities with respect to which each such holder has requested registration, in each case until the aggregate number of securities included in such registration is equal to the number thereof that, in the opinion of such managing underwriter, can be sold without adversely affecting the marketability thereof.

         Section 2.3 Registration Procedures. (a) Whenever any holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2.1 or 2.2 hereof (subject to the applicable terms and conditions contained therein), the Company will use its best efforts to effect the registration of such securities under the Securities Act and the sale thereof in accordance with the intended method of disposition thereof, and in connection therewith the Company will, as expeditiously as possible:

                  (i) prepare and, in any event within 90 days after the end of the period within which requests for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective until the earlier of (A) six months or, if such registration statement relates to an Underwritten Offering, such longer period


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         as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) such shorter period as is required to complete the distribution of all of the securities covered by such registration statement (but in any event not before the expiration of any longer period required under the Securities Act);

                  (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (iii) prior to filing with the SEC any such registration statement, prospectus, or amendment or supplement thereto, furnish copies thereof to counsel for the sellers of Registrable Securities under such registration statement, which documents will be subject to review by such counsel;

                  (iv) furnish to each seller of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (v) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions, except that the Company shall not be requited (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this
         Section 2.3(a), it is not then so qualified, (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to service of process in any such jurisdiction where it is not then so subject;

                  (vi) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered or qualified with or approved by such other governmental agencies or authorities (including, without limitation, state securities commissions) as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vii) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the Company becomes aware that the prospectus


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         included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (viii) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on NASDAQ or such other national securities exchange as the managing underwriter of such offering may designate;

                  (ix) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including participating in "road shows" and engaging in other customary marketing efforts);

                  (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (xii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable but in no event later than 45 days after the close of the period covered thereby (or 90 days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

                  (xiii) immediately notify each seller of Registrable Securities covered by such registration statement in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, and use its best efforts promptly to obtain the withdrawal of such order;


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                  (xiv) obtain and furnish a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration involves an Underwritten Offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants, in customary form and covering such matters as are customarily covered by comfort letters by independent public accountants in such public offerings and such other financial matters as the holders of a majority of the Registrable Securities being sold may reasonably request; and

                  (xv) furnish a legal opinion of the Company's counsel, dated the effective date of such registration statement (and, if such registration involves an Underwritten Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and other documents relating thereto, in customary form and covering such matters as are customarily covered by legal opinions of issuers' counsel in such public offerings and such other legal matters as the holders of a majority of the Registrable Securities being sold may reasonably request.

             (b) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 2.3 in respect of Registrable Securities that the holders requesting registration thereof shall furnish to the Company such information regarding the Registrable Securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company; provided, however, that the failure of any holder of Registrable Securities to furnish such information shall not affect the obligations of the Company pursuant to this Section 2.3 with respect to any holder of Registrable Securities who furnishes such information to the Company. Notwithstanding any provision to the contrary contained herein, no holder of Registrable Securities shall be required to furnish any information or make any representations or warranties to the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the registration statement to be filed in connection with such registration solely with regard to such holder's identity, its ownership of securities of the Company, the class and number of such securities it intends to include in such offering, its intended method of distribution, other information pertinent to such holder in its capacity as a selling holder, and any other information with respect to such holder required by law to be disclosed in such registration statement.

             (c) If a registration pursuant to Section 2.1 or 2.2 involves an Underwritten Offering:

                  (i) The right of any holder of Registrable Securities to such registration shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. The holders of Registrable Securities to be distributed by the underwriters thereof shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No such holder of Registrable Securities shall be required to make any representations or warranties to, or agree to any indemnities or contribution provisions with, the Company or the underwriters other than representations, warranties, indemnities and contribution provisions with respect to information required to be furnished by such holder in writing pursuant to subsection (b) of this Section 2.3.

                  (ii) Each holder of Registrable Securities included in such registration agrees not to sell, grant any option to purchase, acquire any option to sell, make any short sale of or otherwise dispose of or reduce its investment risk in any securities of the Company (other than as part of such Underwritten Offering), without the consent of the managing underwriter, for a period of 180 days, with respect to the Initial Public Offering, or a period of 30 days in all other cases (or such lesser number as the managing underwriter shall designate) after the effective date of such registration. At the request of the managing underwriter, each such holder of Registrable Securities shall execute a separate agreement with such managing underwriter to the foregoing effect.

                  (iii) The Company agrees, if so required by the managing underwriter, not to effect any sale or distribution any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, (other than as part of such Underwritten Offering) for a period of 180 days, with respect to the Initial Public Offering, or a period of 30 days in all other cases after the effective date of such registration, except in connection with a stock option plan, stock purchase plan, dividend reinvestment plan, savings or similar plan.

                  (iv) Any holder of Registrable Securities requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

         Section 2.4 Sale of Warrants to Underwriters. In the case of any offering subject to the provisions of Section 2.1 or 2.2 hereof which is an Underwritten Offering, in lieu of exercising any Warrant prior to or simultaneously with the filing or the effectiveness of any registration statement filed in connection therewith, the holder of such Warrant may sell such Warrant to the underwriter or underwriters of the offering being registered upon the undertaking of such underwriter or underwriters to exercise such Warrant before making any distribution pursuant to such registration statement and to include the Shares issued upon such exercise among the securities being offered pursuant to such registration statement. The Company agrees to cause such Shares to be included among the securities being offered pursuant to such registration statement to be issued within such time as will permit such underwriter or underwriters to make and complete the distribution contemplated by the underwriting.

         Section 2.5 Indemnification. (a) In the event of any registration of any securities under the Securities Act pursuant to Section 2.1 or 2.2 hereof, the Company will, and it hereby


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agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors, officers, general and limited partners, employees, agents and representatives (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors or agents), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act. as follows:

                  (i) against any and all loss, liability, claim, damage, attorneys' fee or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement (a "Settlement Payment") of any litigation, of investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense (other than any Settlement Payment) reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities (or, if such offering and sale are not effected by or through an underwriter, then such seller) or any other Person, if any, who controls such underwriter (or seller, as the case may be) within the meaning of
Section 15 of the Securities Act, under the indemnity agreement in this Section 2.5(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter (or seller, as the case may be) sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter (or seller, as the case may be). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

             (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2 hereof that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5(a) hereof) the Company, the underwriters, if any, each Person who controls the Company or any such underwriter (within the meaning of Section 15 of the Securities Act) and their respective officers, directors, partners, employees, agents and representatives, with respect to any statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, the underwriters, or any such director, officer, partner, employee, agent, representative or controlling Person and shall survive the transfer of such securities by such seller. The obligations of the Company and such seller pursuant to this Section 2.5 are to be several and not joint; provided, however, that, with respect to each claim pursuant to this Section 2.5, the Company shall be liable for the full amount of such claim, and each such seller's liability under this Section 2.5 shall be limited to an amount equal to the net proceeds (after deducting the underwriters' discount and expenses) received by such seller from the sale of Registrable Securities by it pursuant to such registration statement.

             (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying parry will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

             (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnities (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

         Section 2.6 Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section
2.5 hereof is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company, each such seller and the underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 2.6; each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities shall have the same rights to contribution as the Company or a seller of Registrable securities, as the case may be. Notwithstanding the foregoing, no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 2.5 hereof were available.

         Section 2.7 Current Public Information. At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as any Warrant shall remain outstanding or the holders thereof shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC.

         Section 2.8 Survival. The provisions of Sections 2.1 through 2.7 hereof, inclusive, shall survive the exercise of the Warrants with respect to all Shares issued upon exercise thereof. Without limiting the generality of the foregoing, in the event that any Warrant shall expire after being exercised in part, the provisions of such Sections shall survive such expiration with respect to all Shares issued upon the exercise thereof prior to such expiration.

         Section 2.9 Other Registration Rights. (a) The Company represents and warrants to CFE that, other than as provided herein and in that certain Registration Rights Agreement, dated as of December 30, 1998, by and among Sodexho Alliance, S.A., Baron Asset Fund on behalf of the Barron Asset Fund Series and the Company, there are no agreements, understandings or commitments, oral or written, between the Company and the holders of any of its securities pursuant to which such holders have a right to require the Company to register or qualify any of its securities under the Securities Act or any applicable state securities laws.

             (b) Except for the rights granted herein and the rights described in Section 2.9(a) above as in effect on the date hereof, without the prior written consent of the Majority Holders, the Company will not grant to any Person registration rights superior to those granted to the holders of the Registrable Securities hereunder.

                                   ARTICLE III.
                                  MISCELLANEOUS

         Section 3.1 Term of Agreement. This Agreement shall terminate (i) upon written consent to such termination by each of the Company and the Majority Holders, and (ii) on December 31, 2008.

         Section 3.2 After Acquired Stock. All Stock issued to or acquired by CFE following the date of this Agreement will be subject to the terms and provisions of this Agreement as if such after-acquired Stock was outstanding on the date hereof.

         Section 3.3 Notices. Any notice, request, instruction or other document required or permitted to be given hereunder by any party hereto to another party hereto will be in writing and will be given to such party by certified mail at its address set forth below:


If to CFE:                   c/o General Electric Capital Corporation
                             10 South LaSalle Street, Suite 2700
                             Chicago, IL 60603
                             Attention:  Account Manager
                             Telecopy No. (312) 419-5992

If to Company:               Correctional Management Services Corporation
                             10 Burton Hills Blvd.
                             Nashville, TN 37215
                             Attention:  Darrell K. Massengale
                             Telecopy No.: (615) 263-3170

or, in the case of any transferee of any holder of Registrable Securities, to the address of such transferee specified by it upon notice given in accordance with the terms hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice will be on file with the Secretary of the Company. Each such notice, request or other communications will be effective (a) if given by certified mail 96 hours after such communication is deposited in the mails with certified postage prepaid addressed as aforesaid, (b) one Business Day after being furnished to a nationally recognized overnight courier for next Business Day delivery, and (c) on the date sent if sent by electronic facsimile transmission, receipt confirmed.

         Section 3.4 Specific Performance. In addition to any other remedy provided at law or equity, the parties hereto shall be entitled to specific performance of this Agreement.

         Section 3.5 Assignment. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, that the Company may not assign its obligations hereunder without the prior written consent of the Majority Holders; provided, further that if any transferee of any holder of Registrable Securities shall acquire any Registrable Securities in any manner, whether by operation of law or otherwise, such transferee by taking and holding such Registrable Securities, shall be entitled to the benefits of and be deemed to be bound by this Agreement.

         Section 3.6 Choice of Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the law of the State of New York. Each party hereto hereby submits to the jurisdiction of the United States District Court and of any state court sitting in the State of New York (and of the appropriate appellate courts) for the purposes of all legal proceedings arising out of or relating to this Agreement and irrevocably waives, to the fullest extent permitted by applicable law, any objection to venue laid therein. Process in any such proceeding may be served on such party, and any judgment thereon may be enforced against such party, anywhere in the world, whether within or without the State of New York. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any matter directly or indirectly arising out of or otherwise relating to this Agreement.

         Section 3.7 Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and net exclusive of any rights or remedies provided by law.

             (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing signed by the Majority Holders and to the extent the rights, duties or obligations of the Company are modified or supplemented thereby, the Company.

         Section 3.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 3.9 Entire Agreement. This Agreement and the Warrant contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, discussions and understandings among such parties with respect to such subject matter.

         Section 3.10 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Neither the Company nor any Holder shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in this Agreement and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   CORRECTIONAL MANAGEMENT SERVICES CORPORATION

                                   By:      /s/ Doctor R. Crants
                                            ------------------------------------
                                   Name:    Doctor R. Crants
                                            ------------------------------------
                                   Title:   Chief Executive Officer
                                            ------------------------------------

                                   CFE, INC.

                                   By:      /s/ John Hatherly
                                            ------------------------------------
                                   Name:    John Hatherly
                                            ------------------------------------
                                   Title:   Duly Authorized Signatory
                                            ------------------------------------















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